                                                                      EXHIBIT 99

NEWS RELEASE                                                       [LOGO OF AMD]
                                                                   One AMD Place
                                                                   P.O. Box 3453
                                                        Sunnyvale, CA 94088-3453
                                                              Tel (408) 732-2400

                                                        For further information:
                                                                      Tom Stites
                                                                  (408) 749-2918



                      AMD REPORTS SECOND QUARTER RESULTS

        SUNNYVALE, CA--JULY 10, 1996--AMD today reported a net loss of $34,672,000 on sales of $455,077,000 for the quarter ended June 30, 1996. The loss amounted to $0.26 per share on a fully diluted basis. The company's second-quarter results include a non-recurring, pre-tax gain of $16.3 million resulting from a sale of securities.

        Sales for the like period of 1995 amounted to $638,867,000, which resulted in net income of $80,652,000, or $0.59 per share fully diluted.

        In the immediate-prior quarter, AMD reported sales of $544,212,000, which resulted in net income of $25,327,000, or $0.18 per share fully diluted. The company's first-quarter results included a non-recurring gain of $24.7 million resulting from a sale of securities and non-recurring charges of $8.7 million for expenses associated with AMD's merger with NexGen, Inc., which was completed during the quarter.

        For the first six months of 1996, the company reported total revenues of $999,289,000, which resulted in a net loss applicable to common stockholders of $9,345,000, or $0.07 per common share fully diluted. For the same period a year ago, AMD reported revenues of $1,266,248,000, which resulted in net income applicable to common stockholders of $164,972,000, or $1.21 per common share fully diluted. (Financial results for 1995 have been restated to include the historical financial information of NexGen, Inc.)

                                    (more)

     "The main cause of our revenue decrease was a significant decline in flash memory revenues from the immediate prior quarter," said W.J. Sanders III, chairman and chief executive officer. "Flash memory sales were impacted by soft demand and sharply lower prices as customers continued to reduce their inventories to levels consistent with current availability. All AMD product lines were adversely affected by weaker demand for semiconductors.

     "AMD incurred a widening operating loss in its second quarter as aggregate results from our other divisions were insufficient to offset the large losses we are currently experiencing in our Microsoft(R) Windows(R)-compatible microprocessor divisions," Sanders continued.

     "The keys to returning to profitability in our Windows-compatible microprocessor business are producing and selling our fifth-generation, AMD-K5(TM) and successfully introducing our sixth-generation, AMD-K6 superscalar microprocessors. In the just-completed quarter, we shipped more than 200,000 AMD-K5-PR75 and AMD-K5-PR90 microprocessors as direct plug-in replacements for Pentium(R) 75 and Pentium 90 devices, demonstrating compatibility of AMD's independently developed, fifth-generation processors," Sanders continued. "Consistent with our road map to introduce higher-performance devices, we made initial production shipments of our AMD-K5-PR100 devices during the second quarter," Sanders concluded.

     AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. A Fortune 500 company, AMD
                                                 -----------
produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969, AMD is based in Sunnyvale, California, and has sales and manufacturing facilities worldwide. The Company had revenues of $2.5 billion in 1995 (NYSE: AMD).

                                    (more)

_______________________________________________________________________________
                             CAUTIONARY STATEMENT

The forward-looking statements in the above news release relate to compatibility and profitability of AMD's microprocessors. Such forward-looking statements are based on current expectations and beliefs, and are subject to numerous risks and uncertainties that could cause actual results to differ materially. Factors that would cause the actual results to differ materially are: the risk that the company's microprocessors may not be compatible with all industry-standard software and hardware or competitive with products produced by other manufacturers, primarily Intel Corporation; the risk that the company's sixth-generation microprocessor design acquired in the NexGen merger which is still in development, requires further modification using AMD's design verification and manufacturing technologies and will be manufactured using technologies which have not yet been successfully implemented; and such other risks and uncertainties as are detailed under the "Management's Discussion and Analysis of Results of Operations and Financial Condition" contained in the company's annual report on Form 10-K for the fiscal year ended
December 31, 1995, and the company's quarterly report on Form 10-Q for the quarter ended March 31, 1996.
_______________________________________________________________________________


WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http://www.amd.com at the URL prompt.

Microsoft and Windows are registered trademarks of Microsoft Corporation.

Pentium is a registered trademark of Intel Corporation.

AMD-K5, AMD, the AMD logo and combinations thereof are trademarks of Advanced Micro Devices, Inc.

AMD news release #96CORP18                             9664

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)
(Unaudited)


                                                     Quarters Ended                Six Months Ended
- -------------------------------------------------------------------------------------------------------
                                            June 30,   March 31,     July 2,     June 30,     July 2,
                                              1996       1996         1995         1996        1995
                                                                   (Restated)*              (Restated)*
- -------------------------------------------------------------------------------------------------------
Net sales                                  $455,077      $544,212    $638,867   $999,289    $1,266,248

Cost of sales                               379,779       368,735     315,905    748,514       621,590
Research and development                     92,768        94,780     105,695    187,548       202,569
Marketing, general, and
  administrative                             83,063       103,011     106,602    186,074       209,336
- -------------------------------------------------------------------------------------------------------
                                            555,610       566,526     528,202  1,122,136     1,033,495
- -------------------------------------------------------------------------------------------------------
Operating income (loss)                    (100,533)      (22,314)    110,665   (122,847)      232,753

Interest income and other, net               23,039        28,059       6,975     51,098        14,033
Interest expense                             (1,812)       (1,981)       (501)    (3,793)       (1,079)
- -------------------------------------------------------------------------------------------------------
Income (loss) before income taxes
  and equity in joint venture               (79,306)        3,764     117,139    (75,542)      245,707
Provision (credit) for income
  taxes                                     (31,723)            -      39,016    (31,723)       81,840
- -------------------------------------------------------------------------------------------------------
Income (loss) before equity
  in joint venture                          (47,583)        3,764      78,123    (43,819)      163,867

Equity in net income of
  joint venture                              12,911        21,563       2,529     34,474         1,115
- -------------------------------------------------------------------------------------------------------
Net income (loss)                           (34,672)       25,327      80,652     (9,345)      164,982

Preferred stock dividends                         -             -           -          -            10
- -------------------------------------------------------------------------------------------------------
Net income (loss) applicable
   to common stockholders                  $(34,672)      $25,327     $80,652    $(9,345)     $164,972
- -------------------------------------------------------------------------------------------------------
Net income (loss) per common share
- - Primary                                    $(0.26)        $0.18       $0.59     $(0.07)        $1.24
- - Fully diluted                              $(0.26)        $0.18       $0.59     $(0.07)        $1.21
- -------------------------------------------------------------------------------------------------------
Shares used in per share calculation
- - Primary                                   135,266       138,399     136,950    134,487       132,722
- - Fully diluted                             135,266       138,399     137,647    134,487       136,467
- -------------------------------------------------------------------------------------------------------


* Restated from previously released financial information as a result of the January 1996 merger with NexGen, Inc.


Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS
(Thousands)
                                                      June 30,     December 31,
                                                        1996          1995
                                                     (Unaudited)    (Audited)
                                                                   (Restated)*
- ------------------------------------------------------------------------------
Assets
- ------------------------------------------------------------------------------
Current assets:

   Cash, cash equivalents, and short-term investments   $281,658   $  509,665
   Accounts receivable, net                              209,691      284,238
   Inventories                                           175,837      155,986
   Deferred income taxes                                 141,089      147,489
   Prepaid expenses and other current assets              64,236       40,564
- ------------------------------------------------------------------------------
       Total current assets                              872,511    1,137,942

   Property, plant, and equipment, net                 1,681,120    1,641,634
   Investment in joint venture                           187,881      176,821
   Other assets                                          103,513      122,070
- ------------------------------------------------------------------------------
                                                      $2,845,025   $3,078,467
==============================================================================

Liabilities and Stockholders' Equity
- ------------------------------------------------------------------------------
Current liabilities:

   Notes payable to banks                             $   11,878   $   26,770
   Accounts payable                                      177,240      241,916
   Accrued compensation and benefits                      57,178      106,347
   Accrued liabilities                                    96,916      103,404
   Income tax payable                                      3,000       56,297
   Deferred income on shipments to distributors           93,990      100,057
   Current portion of long-term debt and capital
     lease obligations                                    27,739       41,642
- ------------------------------------------------------------------------------
       Total current liabilities                         467,941      676,433

Deferred income taxes                                    103,807       84,607
Long-term debt and capital lease obligations,
  less current portion                                   201,922      214,965

Stockholders' equity:
   Capital stock:
     Common stock, par value                               1,404        1,050
   Capital in excess of par value                        936,475      908,989
   Retained earnings                                   1,133,476    1,192,423
- ------------------------------------------------------------------------------
       Total stockholders' equity                      2,071,355    2,102,462
- ------------------------------------------------------------------------------
                                                      $2,845,025   $3,078,467
==============================================================================

* Restated from previously released financial information as a result of the January 1996 merger with NexGen, Inc.

Advanced Micro Devices, Inc.                    INFORMATION ONLY
- ---------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(Includes Pre-Tax FASL Investment Equity Income in Operating Income (Loss))
- ---------------------------------------------------------------------------
(Thousands except per share amounts)


                                                  Quarter Ended                   Six Months Ended
                                                   (Unaudited)                       (Unaudited)
- --------------------------------------------------------------------------------------------------------
                                       June 30,      March 31,   July 2,        June 30,         July 2,
                                         1996          1996      1995 **          1996           1995 **
- --------------------------------------------------------------------------------------------------------
Net sales                              $455,077     $544,212     $638,867         999,289    $1,266,248

Cost of sales                           379,779      368,735      315,905         748,514       621,590
Net income from equity
   investment in FASL                   (19,863)     (33,174)      (3,891)        (53,037)       (1,715)
Research and development                 92,768       94,780      105,695         187,548       202,569
Marketing, general, and
   administrative                        83,063      103,011      106,602         186,074       209,336
- --------------------------------------------------------------------------------------------------------
                                        535,747      533,352      524,311       1,069,099     1,031,780
- --------------------------------------------------------------------------------------------------------
Operating income (loss)                 (80,670)      10,860      114,556         (69,810)      234,468

Interest income and other, net           23,039       28,059        6,975          51,098        14,033
Interest expense                         (1,812)      (1,981)        (501)         (3,793)       (1,079)
- --------------------------------------------------------------------------------------------------------
Income (loss) before income taxes
   and equity in joint venture          (59,443)      36,938      121,030         (22,505)      247,422
Provision (credit) for income
  taxes                                 (31,723)           -       39,016         (31,723)       81,840
Provision  for taxes on equity
   in income of FASL                      6,952       11,611        1,362          18,563           600
- --------------------------------------------------------------------------------------------------------
Net income (loss)                       (34,672)      25,327       80,652          (9,345)      164,982

Preferred stock dividends                     -            -            -               -            10
- --------------------------------------------------------------------------------------------------------
Net income (loss) applicable
   to common stockholders              $(34,672)     $25,327      $80,652         $(9,345)     $164,972
- --------------------------------------------------------------------------------------------------------
Net income (loss) per common share
 - Primary                               $(0.26)       $0.18        $0.59          $(0.07)        $1.24
 - Fully diluted                         $(0.26)       $0.18        $0.59          $(0.07)        $1.21
- --------------------------------------------------------------------------------------------------------
Shares used in per share calculation
 - Primary                              135,266      138,399      136,950         134,487       132,722
 - Fully diluted                        135,266      138,399      137,647         134,487       136,467
- --------------------------------------------------------------------------------------------------------

* The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under generally accepted accounting principles.

** Financial results for 1995 have been restated to include the historical financial information of NexGen, Inc.

                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)


PRODUCT LINE BREAKDOWN*
- -----------------------                 Q2 '96              Q1 '96                Q2 '95
                               % OF SALES   REVENUE % OF SALES  REVENUE  % OF SALES   REVENUE
                               ----------   ------- ----------  -------  ----------   -------

- ---------------------------------------------------------------------------------------------
Computation Products Group         23       $103M        23     $126M        47       $ 298M

Communications and
Components Group                   64        290M        64      348M        44         280M

Programmable Logic Subsidiary      13         62M        13       70M         9          61M
(TBN)
- ---------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------

OTHER DATA                       Q2 '96                Q1 '96                Q2 '95
- ----------                      -------               -------                -------

- ---------------------------------------------------------------------------------------------
Depreciation                      $88M                   $76M                   $56M

Capital Spending                  110M                    96M                   141M

Headcount                       12,535                 12,806                 12,352
- ---------------------------------------------------------------------------------------------
International Sales                 53%                    52%                    58%

* Restated to include NEXGEN